     As filed with the Securities and Exchange Commission on March 7, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-08507

                             IRONWOOD SERIES TRUST
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                                (800) 472-6114

                         Warren J. Isabelle, President
                                   Suite 240
                            21 Custom House Street
                               Boston, MA 02109
                                (800) 472-6114

                     Date of fiscal year end: DECEMBER 31

         Date of reporting period: JANUARY 1, 2007 - DECEMBER 31, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

                                    [LOGO]

                             IRONWOOD SERIES TRUST
                             www.ironwoodfunds.com

                               -----------------

                        IRONWOOD ISABELLE SMALL COMPANY
                                  STOCK FUND

                        Investment Shares Symbol: IZZYX
                      Institutional Shares Symbol: IZZIX

                                 Annual Report
                               December 31, 2007

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
TABLE OF CONTENTS

Shareholder Letter                                                           1
Portfolio of Investments                                                     7
Statement of Assets and Liabilities                                         10
Statement of Operations                                                     11
Statements of Changes in Net Assets                                         12
Financial Highlights                                                        14
Notes to Financial Statements                                               18
Report of Independent Registered Public Accounting Firm                     26
Additional Information                                                      28
Fund Trustee and Officers                                                   31

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
SHAREHOLDER LETTER

                                                                   January 2008

For a longer term perspective, the Fund's 5-year and since inception
(03/09/98) average annual returns were 13.67% and 6.74%. Performance data is for the period ended 12/31/2007, represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Investment shares is 2.14%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.95%. Contractual waivers may be changed or eliminated at any time with consent of the Board of Trustees. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee. For the most recent month-end performance, please call 800 472 6114.

To our loyal shareholders:

Unquestionably this was one of the worst quarterly performances in the history of the Fund, and my career as a portfolio manager. I was deeply disappointed, the more so having seen the portfolio perform well through the first three quarters of a tumultuous year. For the year ended 2007, the portfolio returned -12.35% versus the Russell 2000 Index ("Index") benchmark which returned -1.57%. The contrast is dramatic when compared with the results going into the last quarter: At that point the portfolio had gained 4.01%, ahead of the Index which had advanced 3.16%. There are no excuses; there can be none. The results turned in during the last quarter were poor indeed, but deliberately, the composition of the Fund's holdings remains nearly unchanged as we remain steadfast in our positive investment outlook for the individual holdings. It is difficult to offer encouragement following such a period, but I have personally seen several periods come and go, learning through them that the merits of a sound investment philosophy could eventually be realized in spite of the near term and sometimes severe price swings caused quite literally by fear and panic. I believe that this was indeed the case going into November, as the sub-prime credit crisis mushroomed and then was extrapolated to account for all manner of untoward economic difficulties that might follow. For us, a 'perfect storm' of sorts developed with small-caps said to be 'past peak' in their investment cycle, already losing ground relative to the broader markets, with the smaller, less liquid companies quickly declining. Long time shareholders are no doubt aware that the Fund often gets involved with such issues as we are willing to put in the time to analyze them thoroughly and recognize the potential which may be realized with patience. In addition, many of the portfolio holdings are in some stage of flux with regard to their business fortunes, whether in the midst of a business cycle or by reason of the need to change, commonly referred to as a turnaround. Whenever a major negative exogenous economic event occurs, many investors seem to lose all sense of direction, and the uncertainty which ensues invariably gives rise to a false perception that safety can be had with larger, established, and therefore implicitly more easily tradable names. Few of the Fund's holdings fit this mold and were abandoned in summary fashion as events unfolded. Worse, those declines came right in front of the traditional tax-loss selling period which added yet another dimension of pain for many of the portfolio's positions.

It is certainly fair to ask why I didn't anticipate or react to these conditions more vigorously. In hindsight, with many of the positions trading at much lower levels, it would seem obvious to suggest that valuations were rich and some selling should have occurred. In some instances this is arguable, but the bulk of the names, I felt, had decidedly more upside from an economic value perspective, and therefore were not candidates for sale. Further, to 'trade' out and back into many of these positions while preserving or bettering our cost basis, in my estimation would have been difficult to accomplish.

In the absence then of the fundamentals deteriorating, I will not shuffle the portfolio in reaction to what I consider a short-term situation. Yes, the Fund fared badly during this period and as portfolio manager the blame is rightly cast squarely on me. So be it. I am a shareholder as well and I believe that the composition of the Fund could provide positive returns as investors 'come to their senses.' The task at hand, and we have been about it for some time, is to 'circle the wagons', reviewing yet again all of our holdings, trimming some, though they may be attractive, to enhance the leverage provided by our best ideas. I cannot reiterate strongly enough that I have practiced just this approach in similar situations and it had positive results thereafter. For example, your Fund had nearly the same experience in 1998 during its first year with the sudden melt down created by what has been termed the 'Long Term Credit (Fund) Crisis'. Through the first year the Fund struggled, and was severely tested, falling some 24% during the second half of the year, and ultimately resulting in a 30.90% loss for the year in 1998. However, that nearly identical portfolio returned 49.49% the following year in 1999. I was then asked "What did you do differently to turn performance around?" I replied, "Essentially nothing: We had good paper to begin with." I feel that I can relate all of this to you in good conscience because I have lived and worked through both the downs and the ups of such periods. Make no mistake about it; my job is to make money for our shareholders. However, unlike many in the mutual fund business today who are caught up in the game of beating the index, I feel that my best talent, for better or worse, is to find individual money making ideas that I can in a considered, deliberate way, make a long term investment in. Short-term we sometimes don't look so good, but we strive toward building positive, longer term returns in a cumulative fashion.

I will NOT go into the gory details of the performance of the individual portfolio holdings save to say that we did not add on any new names, we began the process of selling one, Cherokee International, after it became clear to us that the company's ability to control its destiny in the supply of telecom equipment into Europe, would not afford the economic upside we had anticipated. We briefly held two new holdings, First Franklin Bancorp and Media General (which we had owned before), but quickly concluded that neither the banking sector nor traditional media were on firm ground just yet.

As we continue to review our holdings, it appears to us that the sky is not falling and absent any other large, unseen shoes dropping, that the economy will not contract, but rather slow for a time. If that is the case, I would point out that many of our companies have worked long and hard at restructuring, repositioning, and becoming more productive. Further, even the smallest entities have become more global in their operations and thus are today less dependent on the changing fortunes of the domestic economy than was the case historically. Finally, while input prices for many companies have risen dramatically, pricing has struggled to match them. That scenario is gradually changing as pricing power is shifting toward manufacturers, aided in part by a weaker dollar. For many of the process industries holdings, as we have asserted in the past, a little inflation is not necessarily a bad thing. The result is that as businesses they should weather the current 'storm' in good stead, displaying excellent leverage as trends improve. Most importantly, however, I can tell you that one thing I have painfully learned from experience is not to take balance sheet risk in times like these, however short-lived. This is how we address risk.

If credit does tighten rapidly, those companies on the wrong side of that balance sheet may get into great difficulty, if they survive. On the way up, when money is flowing, these situations can often be very rewarding. But on the way down, the old adage from Maine more likely will apply: "You can't get there from here."

With the above in mind and sensitive to recent results, I submit that we will continue to examine our existing holdings, attempting to ascertain that we have made the right investment, have not overlooked anything substantive, and that the investment potential remains intact and can be realized. Of course we will be looking for new ideas, but we are very wary of trading the devil you know for one that you don't, even if it appears that there is a bargain to be had.

In closing I would personally ask for your continued support and patience over the near-term, and consider that a distinct opportunity may be at hand.


/s/ Warren J. Isabelle
-----------------------------------
Warren J. Isabelle
Portfolio Manager and Shareholder
--------
For additional performance information and related disclosure please refer to the Performance Chart and Analysis section on pages 5 and 6.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower product lines, limited financial resources, and less depth in management. Returns shown are for the Fund's Investment Shares; other share class returns will vary.

The views in this letter were those of the Fund managers as of December 31, 2007, and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's present investment methodology and do not constitute investment advice.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND INVESTMENT CLASS

ILLUSTRATION OF $10,000 INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the Ironwood Isabelle Small Company Stock Fund (the "Fund") Investment Class compared with a broad-based securities market index since the Investment Class' inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed while the Index is unmanaged and not available for investment.

                                    [CHART]

                     Ironwood Isabelle Small Company Stock

                            Investment Value Report

                    Fund Inception (3/9/1998) to 12/31/2007

Fund Number:         3800101
Fund Name:           Ironwood Isabelle Small Company Stock
Initial Investment:  10,000
Datapoint Frequency: Monthly
Currency:            United States Dollar

       3800101                   RUSSELL2000
---------------------  --------------------------------
Ironwood
Isabelle Small                           Russell
Company Stock                             2000
Fund                                      Index
--------------                           -------
                         No                        No
Date            Load    Load     Date     Load    Load
----            ------ ------ ---------- ------- ------
3/9/1998        10,000 10,000 3/9/1998   10,000  10,000
3/31/1998       10,000 10,000 3/31/1998  10,431  10,431
4/30/1998        9,900  9,900 4/30/1998  10,488  10,488
5/31/1998        9,460  9,460 5/31/1998   9,924   9,924
6/30/1998        9,040  9,040 6/30/1998   9,944   9,944
7/31/1998        7,770  7,770 7/31/1998   9,139   9,139
8/31/1998        5,910  5,910 8/31/1998   7,365   7,365
9/30/1998        6,110  6,110 9/30/1998   7,941   7,941
10/31/1998       6,480  6,480 10/31/1998  8,265   8,265
11/30/1998       6,730  6,730 11/30/1998  8,698   8,698
12/31/1998       6,910  6,910 12/31/1998  9,236   9,236
1/31/1999        7,250  7,250 1/31/1999   9,359   9,359
2/28/1999        6,920  6,920 2/28/1999   8,601   8,601
3/31/1999        6,690  6,690 3/31/1999   8,735   8,735
4/30/1999        7,550  7,550 4/30/1999   9,518   9,518
5/31/1999        8,260  8,260 5/31/1999   9,657   9,657
6/30/1999        8,390  8,390 6/30/1999  10,094  10,094
7/31/1999        8,390  8,390 7/31/1999   9,817   9,817
8/31/1999        8,390  8,390 8/31/1999   9,453   9,453
9/30/1999        8,250  8,250 9/30/1999   9,455   9,455
10/31/1999       8,370  8,370 10/31/1999  9,494   9,494
11/30/1999       9,280  9,280 11/30/1999 10,061  10,061
12/31/1999      10,330 10,330 12/31/1999 11,199  11,199
1/31/2000       10,860 10,860 1/31/2000  11,020  11,020
2/29/2000       11,690 11,690 2/29/2000  12,839  12,839
3/31/2000       11,880 11,880 3/31/2000  11,993  11,993
4/30/2000       11,740 11,740 4/30/2000  11,271  11,271
5/31/2000       11,260 11,260 5/31/2000  10,614  10,614
6/30/2000       11,690 11,690 6/30/2000  11,540  11,540
7/31/2000       11,530 11,530 7/31/2000  11,168  11,168
8/31/2000       11,710 11,710 8/31/2000  12,020  12,020
9/30/2000       12,050 12,050 9/30/2000  11,667  11,667
10/31/2000      11,300 11,300 10/31/2000 11,146  11,146
11/30/2000      10,840 10,840 11/30/2000 10,002  10,002
12/31/2000      11,129 11,129 12/31/2000 10,861  10,861
1/31/2001       12,009 12,009 1/31/2001  11,427  11,427
2/28/2001       11,835 11,835 2/28/2001  10,677  10,677
3/31/2001       11,794 11,794 3/31/2001  10,155  10,155
4/30/2001       12,347 12,347 4/30/2001  10,949  10,949
5/31/2001       13,043 13,043 5/31/2001  11,218  11,218
6/30/2001       14,067 14,067 6/30/2001  11,605  11,605
7/31/2001       12,808 12,808 7/31/2001  10,977  10,977
8/31/2001       12,224 12,224 8/31/2001  10,623  10,623
9/30/2001        9,972  9,972 9/30/2001   9,193   9,193
10/31/2001      10,545 10,545 10/31/2001  9,731   9,731
11/30/2001      11,067 11,067 11/30/2001 10,484  10,484
12/31/2001      12,101 12,101 12/31/2001 11,131  11,131
1/31/2002       12,071 12,071 1/31/2002  11,015  11,015
2/28/2002       11,886 11,886 2/28/2002  10,713  10,713
3/31/2002       13,699 13,699 3/31/2002  11,575  11,575
4/30/2002       13,955 13,955 4/30/2002  11,680  11,680
5/31/2002       13,473 13,473 5/31/2002  11,162  11,162
6/30/2002       13,658 13,658 6/30/2002  10,608  10,608
7/31/2002       11,549 11,549 7/31/2002   9,006   9,006
8/31/2002       10,965 10,965 8/31/2002   8,983   8,983
9/30/2002        9,829  9,829 9/30/2002   8,338   8,338
10/31/2002       9,798  9,798 10/31/2002  8,605   8,605
11/30/2002      10,811 10,811 11/30/2002  9,373   9,373
12/31/2002       9,992  9,992 12/31/2002  8,851   8,851
1/31/2003        9,409  9,409 1/31/2003   8,606   8,606
2/28/2003        8,559  8,559 2/28/2003   8,346   8,346
3/31/2003        8,426  8,426 3/31/2003   8,454   8,454
4/30/2003        9,378  9,378 4/30/2003   9,255   9,255
5/31/2003       10,494 10,494 5/31/2003  10,248  10,248
6/30/2003       11,108 11,108 6/30/2003  10,434  10,434
7/31/2003       11,293 11,293 7/31/2003  11,087  11,087
8/31/2003       12,081 12,081 8/31/2003  11,595  11,595
9/30/2003       11,999 11,999 9/30/2003  11,381  11,381
10/31/2003      12,736 12,736 10/31/2003 12,337  12,337
11/30/2003      13,310 13,310 11/30/2003 12,774  12,774
12/31/2003      14,129 14,129 12/31/2003 13,034  13,034
1/31/2004       14,722 14,722 1/31/2004  13,600  13,600
2/29/2004       15,040 15,040 2/29/2004  13,722  13,722
3/31/2004       14,866 14,866 3/31/2004  13,850  13,850
4/30/2004       14,907 14,907 4/30/2004  13,143  13,143
5/31/2004       14,630 14,630 5/31/2004  13,353  13,353
6/30/2004       15,255 15,255 6/30/2004  13,915  13,915
7/31/2004       13,944 13,944 7/31/2004  12,978  12,978
8/31/2004       13,617 13,617 8/31/2004  12,911  12,911
9/30/2004       14,303 14,303 9/30/2004  13,517  13,517
10/31/2004      14,323 14,323 10/31/2004 13,784  13,784
11/30/2004      15,582 15,582 11/30/2004 14,979  14,979
12/31/2004      16,688 16,688 12/31/2004 15,423  15,423
1/31/2005       16,023 16,023 1/31/2005  14,779  14,779
2/28/2005       16,350 16,350 2/28/2005  15,029  15,029
3/31/2005       15,767 15,767 3/31/2005  14,599  14,599
4/30/2005       14,518 14,518 4/30/2005  13,763  13,763
5/31/2005       15,337 15,337 5/31/2005  14,664  14,664
6/30/2005       16,176 16,176 6/30/2005  15,229  15,229
7/31/2005       17,180 17,180 7/31/2005  16,194  16,194
8/31/2005       16,811 16,811 8/31/2005  15,894  15,894
9/30/2005       17,251 17,251 9/30/2005  15,944  15,944
10/31/2005      16,606 16,606 10/31/2005 15,449  15,449
11/30/2005      17,062 17,062 11/30/2005 16,199  16,199
12/31/2005      17,491 17,491 12/31/2005 16,125  16,125
1/31/2006       19,269 19,269 1/31/2006  17,571  17,571
2/28/2006       19,821 19,821 2/28/2006  17,522  17,522
3/31/2006       20,913 20,913 3/31/2006  18,373  18,373
4/30/2006       20,717 20,717 4/30/2006  18,370  18,370
5/31/2006       19,331 19,331 5/31/2006  17,338  17,338
6/30/2006       19,012 19,012 6/30/2006  17,449  17,449
7/31/2006       18,166 18,166 7/31/2006  16,882  16,882
8/31/2006       19,417 19,417 8/31/2006  17,381  17,381
9/30/2006       19,220 19,220 9/30/2006  17,526  17,526
10/31/2006      21,453 21,453 10/31/2006 18,535  18,535
11/30/2006      21,456 21,456 11/30/2006 19,023  19,023
12/31/2006      21,633 21,633 12/31/2006 19,087  19,087
1/31/2007       21,842 21,842 1/31/2007  19,406  19,406
2/28/2007       21,810 21,810 2/28/2007  19,252  19,252
3/31/2007       22,180 22,180 3/31/2007  19,458  19,458
4/30/2007       22,357 22,357 4/30/2007  19,808  19,808
5/31/2007       23,354 23,354 5/31/2007  20,619  20,619
6/30/2007       23,563 23,563 6/30/2007  20,317  20,317
7/31/2007       22,083 22,083 7/31/2007  18,928  18,928
8/31/2007       21,649 21,649 8/31/2007  19,357  19,357
9/30/2007       22,501 22,501 9/30/2007  19,689  19,689
10/31/2007      22,292 22,292 10/31/2007 20,254  20,254
11/30/2007      19,262 19,262 11/30/2007 18,799  18,799
12/31/2007      18,962 18,962 12/31/2007 18,788  18,788

Performance data quoted represents past performance and is no guarantee of future results.

Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 2.14%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.95%. For the most recent month end performance, please call
(800) 472-6114. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures include the reinvestment of dividends and capital gains. Some of the Fund's fees have been waived or expenses reimbursed; otherwise total return would have been lower.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND

INSTITUTIONAL CLASS

ILLUSTRATION OF $10,000 INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the Ironwood Isabelle Small Company Stock Fund (the "Fund") Institutional Class compared with a broad-based securities market index since the Institutional Class' inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed while the Index is unmanaged and not available for investment.

                                    [CHART]

                     Ironwood Isabelle Small Company Stock
                            Investment Value Report

                   Fund Inception (3/27/1998) to 12/31/2007

Fund Number:               3800102
Fund Name:                 Ironwood Isabelle Small Company Stock
Initial Investment:        10,000

Datapoint Frequency:       Monthly
Currency:                  United States Dollar

                   3800102                  RUSSELL2000
                --------------            ---------------
Date            Load   No Load    Date     Load   No Load
--------------  ------ ------- ---------- ------- -------
Ironwood
Isabelle Small                            Russell
Company Stock                              2000
Fund                                       index
--------------                            -------
3/27/1998       10,000 10,000  3/27/1998  10,000  10,000
3/31/1998        9,970  9,970  3/31/1998  10,074  10,074
4/30/1998        9,870  9,870  4/30/1998  10,130  10,130
5/31/1998        9,460  9,460  5/31/1998   9,584   9,584
6/30/1998        9,040  9,040  6/30/1998   9,605   9,605
7/31/1998        7,780  7,780  7/31/1998   8,827   8,827
8/31/1998        5,920  5,920  8/31/1998   7,113   7,113
9/30/1998        6,120  6,120  9/30/1998   7,670   7,670
10/31/1998       6,480  6,480  10/31/1998  7,982   7,982
11/30/1998       6,740  6,740  11/30/1998  8,401   8,401
12/31/1998       6,920  6,920  12/31/1998  8,920   8,920
1/31/1999        7,260  7,260  1/31/1999   9,039   9,039
2/28/1999        6,940  6,940  2/28/1999   8,307   8,307
3/31/1999        6,690  6,690  3/31/1999   8,437   8,437
4/30/1999        7,560  7,560  4/30/1999   9,193   9,193
5/31/1999        8,270  8,270  5/31/1999   9,327   9,327
6/30/1999        8,400  8,400  6/30/1999   9,749   9,749
7/31/1999        8,400  8,400  7/31/1999   9,481   9,481
8/31/1999        8,400  8,400  8/31/1999   9,130   9,130
9/30/1999        8,270  8,270  9/30/1999   9,132   9,132
10/31/1999       8,390  8,390  10/31/1999  9,169   9,169
11/30/1999       9,300  9,300  11/30/1999  9,717   9,717
12/31/1999      10,360 10,360  12/31/1999 10,817  10,817
1/31/2000       10,890 10,890  1/31/2000  10,643  10,643
2/29/2000       11,720 11,720  2/29/2000  12,400  12,400
3/31/2000       11,920 11,920  3/31/2000  11,583  11,583
4/30/2000       11,780 11,780  4/30/2000  10,886  10,886
5/31/2000       11,300 11,300  5/31/2000  10,251  10,251
6/30/2000       11,740 11,740  6/30/2000  11,145  11,145
7/31/2000       11,580 11,580  7/31/2000  10,787  10,787
8/31/2000       11,760 11,760  8/31/2000  11,610  11,610
9/30/2000       12,100 12,100  9/30/2000  11,268  11,268
10/31/2000      11,350 11,350  10/31/2000 10,765  10,765
11/30/2000      10,900 10,900  11/30/2000  9,660   9,660
12/31/2000      11,179 11,179  12/31/2000 10,490  10,490
1/31/2001       12,079 12,079  1/31/2001  11,036  11,036
2/28/2001       11,905 11,905  2/28/2001  10,312  10,312
3/31/2001       11,854 11,854  3/31/2001   9,807   9,807
4/30/2001       12,417 12,417  4/30/2001  10,575  10,575
5/31/2001       13,113 13,113  5/31/2001  10,835  10,835
6/30/2001       14,147 14,147  6/30/2001  11,209  11,209
7/31/2001       12,888 12,888  7/31/2001  10,602  10,602
8/31/2001       12,315 12,315  8/31/2001  10,260  10,260
9/30/2001       10,042 10,042  9/30/2001   8,879   8,879
10/31/2001      10,636 10,636  10/31/2001  9,398   9,398
11/30/2001      11,158 11,158  11/30/2001 10,126  10,126
12/31/2001      12,233 12,233  12/31/2001 10,751  10,751
1/31/2002       12,202 12,202  1/31/2002  10,639  10,639
2/28/2002       12,018 12,018  2/28/2002  10,347  10,347
3/31/2002       13,850 13,850  3/31/2002  11,179  11,179
4/30/2002       14,116 14,116  4/30/2002  11,281  11,281
5/31/2002       13,625 13,625  5/31/2002  10,780  10,780
6/30/2002       13,820 13,820  6/30/2002  10,245  10,245
7/31/2002       11,690 11,690  7/31/2002   8,698   8,698
8/31/2002       11,107 11,107  8/31/2002   8,676   8,676
9/30/2002        9,950  9,950  9/30/2002   8,053   8,053
10/31/2002       9,930  9,930  10/31/2002  8,311   8,311
11/30/2002      10,953 10,953  11/30/2002  9,053   9,053
12/31/2002      10,124 10,124  12/31/2002  8,549   8,549
1/31/2003        9,541  9,541  1/31/2003   8,312   8,312
2/28/2003        8,681  8,681  2/28/2003   8,061   8,061
3/31/2003        8,548  8,548  3/31/2003   8,165   8,165
4/30/2003        9,510  9,510  4/30/2003   8,939   8,939
5/31/2003       10,646 10,646  5/31/2003   9,898   9,898
6/30/2003       11,281 11,281  6/30/2003  10,077  10,077
7/31/2003       11,465 11,465  7/31/2003  10,708  10,708
8/31/2003       12,264 12,264  8/31/2003  11,199  11,199
9/30/2003       12,182 12,182  9/30/2003  10,992  10,992
10/31/2003      12,939 12,939  10/31/2003 11,915  11,915
11/30/2003      13,523 13,523  11/30/2003 12,338  12,338
12/31/2003      14,362 14,362  12/31/2003 12,588  12,588
1/31/2004       14,976 14,976  1/31/2004  13,135  13,135
2/29/2004       15,294 15,294  2/29/2004  13,253  13,253
3/31/2004       15,130 15,130  3/31/2004  13,376  13,376
4/30/2004       15,171 15,171  4/30/2004  12,694  12,694
5/31/2004       14,894 14,894  5/31/2004  12,896  12,896
6/30/2004       15,539 15,539  6/30/2004  13,439  13,439
7/31/2004       14,198 14,198  7/31/2004  12,534  12,534
8/31/2004       13,871 13,871  8/31/2004  12,470  12,470
9/30/2004       14,577 14,577  9/30/2004  13,055  13,055
10/31/2004      14,598 14,598  10/31/2004 13,312  13,312
11/30/2004      15,877 15,877  11/30/2004 14,467  14,467
12/31/2004      17,013 17,013  12/31/2004 14,895  14,895
1/31/2005       16,338 16,338  1/31/2005  14,274  14,274
2/28/2005       16,676 16,676  2/28/2005  14,516  14,516
3/31/2005       16,092 16,092  3/31/2005  14,100  14,100
4/30/2005       14,813 14,813  4/30/2005  13,293  13,293
5/31/2005       15,652 15,652  5/31/2005  14,163  14,163
6/30/2005       16,563 16,563  6/30/2005  14,709  14,709
7/31/2005       17,576 17,576  7/31/2005  15,641  15,641
8/31/2005       17,218 17,218  8/31/2005  15,351  15,351
9/30/2005       17,679 17,679  9/30/2005  15,399  15,399
10/31/2005      17,013 17,013  10/31/2005 14,921  14,921
11/30/2005      17,478 17,478  11/30/2005 15,645  15,645
12/31/2005      17,918 17,918  12/31/2005 15,574  15,574
1/31/2006       19,748 19,748  1/31/2006  16,970  16,970
2/28/2006       20,334 20,334  2/28/2006  16,923  16,923
3/31/2006       21,457 21,457  3/31/2006  17,744  17,744
4/30/2006       21,262 21,262  4/30/2006  17,742  17,742
5/31/2006       19,846 19,846  5/31/2006  16,745  16,745
6/30/2006       19,517 19,517  6/30/2006  16,853  16,853
7/31/2006       18,650 18,650  7/31/2006  16,305  16,305
8/31/2006       19,944 19,944  8/31/2006  16,787  16,787
9/30/2006       19,748 19,748  9/30/2006  16,927  16,927
10/31/2006      22,043 22,043  10/31/2006 17,902  17,902
11/30/2006      22,060 22,060  11/30/2006 18,373  18,373
12/31/2006      22,234 22,234  12/31/2006 18,434  18,434
1/31/2007       22,456 22,456  1/31/2007  18,743  18,743
2/28/2007       22,424 22,424  2/28/2007  18,594  18,594
3/31/2007       22,820 22,820  3/31/2007  18,793  18,793
4/30/2007       23,011 23,011  4/30/2007  19,130  19,130
5/31/2007       24,025 24,025  5/31/2007  19,914  19,914
6/30/2007       24,247 24,247  6/30/2007  19,623  19,623
7/31/2007       22,725 22,725  7/31/2007  18,281  18,281
8/31/2007       22,297 22,297  8/31/2007  18,695  18,695
9/30/2007       23,169 23,169  9/30/2007  19,016  19,016
10/31/2007      22,963 22,963  10/31/2007 19,561  19,561
11/30/2007      19,834 19,834  11/30/2007 18,157  18,157
12/31/2007      19,542 19,542  12/31/2007 18,145  18,145

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 2.28%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.70%. For the most recent month end performance, please call (800) 472-6114. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures include the reinvestment of dividends and capital gains. Some of the Fund's fees have been waived or expenses reimbursed; otherwise total return would have been lower.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                                       Market
Shares  Security                                                       Value
------  --------                                                     ----------

        Common Stock - 99.60%

        Consumer Discretionary & Services - 10.68%
 65,775 4Kids Entertainment, Inc. +                                  $  864,941
694,205 Danka Business Systems plc, ADR+                                128,428
 33,585 Hooker Furniture Corp.                                          675,059
312,257 Westaff, Inc. +                                               1,249,028
                                                                     ----------
                                                                      2,917,456
                                                                     ----------
        Consumer Staples - 3.09%
 45,925 Chiquita Brands International, Inc. +                           844,561
                                                                     ----------
        Energy - 9.51%
107,325 CE Franklin, Ltd. +                                             697,612
177,630 International Coal Group, Inc. +                                952,097
 54,800 Petrohawk Energy Corp. +                                        948,588
                                                                     ----------
                                                                      2,598,297
                                                                     ----------
        Financial Services - 7.36%
 36,645 Citizens First Bancorp, Inc.                                    449,634
 41,040 Eastern Insurance Holdings, Inc.                                675,518
 19,320 Hanover Insurance Group, Inc.                                   884,856
                                                                     ----------
                                                                      2,010,008
                                                                     ----------
        Health Care - 16.97%
 14,770 Analogic Corp.                                                1,000,224
169,701 ARIAD Pharmaceuticals, Inc. +                                   721,229
203,515 Durect Corp. +                                                1,308,601
345,068 Gene Logic, Inc. +                                              282,956
396,720 Novavax, Inc. +                                               1,321,078
                                                                     ----------
                                                                      4,634,088
                                                                     ----------
        Materials & Processing - 29.52%
 29,900 AM Castle & Co.                                                 812,981
 17,575 Ampco-Pittsburgh Corp.                                          670,135
 69,400 Beacon Roofing Supply, Inc. +                                   584,348
105,300 Chemtura Corp.                                                  821,340
 74,075 ICO, Inc. +                                                     951,123
421,400 Industrial Enterprises of America, Inc. +                       227,556
105,135 Material Sciences Corp. +                                       781,153
 25,175 MFRI, Inc. +                                                    268,617
 71,475 Novagold Resources, Inc. +                                      583,236
 36,050 Olin Corp.                                                      696,847

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007 - (Continued)

                                                                      Market
Shares  Security                                                      Value
------  --------                                                    -----------
        Materials & Processing - continued
162,170 Omnova Solutions, Inc. +                                    $   715,170
144,645 PolyOne Corp. +                                                 951,764
                                                                    -----------
        Producer Durables - 12.39%                                    8,064,270
                                                                    -----------
157,850 Allied Defense Group, Inc. +                                    910,794
 37,650 Cherokee International Corp. +                                   76,806
243,150 Magnetek, Inc. +                                              1,040,682
196,450 Proliance International, Inc. +                                 353,610
 58,600 Williams Controls, Inc. +                                     1,002,646
                                                                    -----------
                                                                      3,384,538
                                                                    -----------
        Technology - 10.08%
176,559 ActivIdentity Corp. +                                           685,049
438,805 InFocus Corp. +                                                 798,625
120,250 Iomega Corp. +                                                  417,268
472,894 SoftBrands, Inc. +                                              851,209
                                                                    -----------
                                                                      2,752,151
                                                                    -----------
        Total Common Stock (Cost $24,106,141)                        27,205,369
                                                                    -----------
        Total Investments (Cost $24,106,141)* - 99.60%              $27,205,369
                                                                    -----------
        Other Assets Net of Liabilities - 0.40%                         108,494
                                                                    -----------
        NET ASSETS - 100.00%                                        $27,313,863
                                                                    ===========
--------
+  Non-income producing security.

ADR American Depositary Receipt.

* Cost for Federal income tax purposes is $24,583,879 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation                                      $ 6,306,621
Gross Unrealized Depreciation                                       (3,685,131)
                                                                   -----------
Net Unrealized Appreciation (Depreciation)                         $ 2,621,490
                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007 - (Continued)

                              Portfolio Holdings
                            % of Total Investments

                                    [LOGO]

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
   Investments in securities at market value
     (cost $24,106,141)                                            $27,205,369
   Receivable for securities sold                                      760,962
   Receivable for Fund shares sold                                       5,866
   Interest and dividends receivable                                     4,858
   Prepaid expenses                                                      5,758
                                                                   -----------
       TOTAL ASSETS                                                 27,982,813
                                                                   -----------
LIABILITIES:
   Payable for securities purchased                                    273,212
   Due to custodian                                                     32,614
   Payable for Fund shares redeemed                                    247,922
   Payable to investment adviser                                         3,918
   Payable for compliance services fees                                  7,105
   Payable for trustees' fees and expenses                               2,194
   Other accrued expenses                                              101,985
                                                                   -----------
       TOTAL LIABILITIES                                               668,950
                                                                   -----------
NET ASSETS                                                         $27,313,863
                                                                   ===========
NET ASSETS CONSIST OF:
   Paid in capital                                                  24,741,792
   Accumulated net realized gain (loss) on investments                (527,157)
   Net unrealized appreciation (depreciation) of investments         3,099,228
                                                                   -----------
NET ASSETS                                                         $27,313,863
                                                                   ===========
Investment Class Shares:
   Net Assets (unlimited shares of $0.001 par beneficial
     interest authorized; 2,844,986 shares outstanding)            $25,127,234
                                                                   -----------
   Net asset value, offering and redemption price* per
     Investment Class Share                                        $      8.83
                                                                   -----------
Institutional Class Shares:
   Net Assets (unlimited shares of $0.001 par beneficial
     interest authorized; 233,338 shares outstanding)              $ 2,186,629
                                                                   -----------
   Net asset value, offering and redemption price* per
     Institutional Class Share                                     $      9.37
                                                                   -----------
--------
* In general, shares of the Fund may be redeemed at net asset value, however shareholders holding their position in the Fund for less than 30 days are subject to a 2.00% redemption fee, which would reduce their redemption value.

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENT OF OPERATIONS

                                                                 Year Ended
                                                              December 31, 2007
                                                              -----------------
INVESTMENT INCOME
   Dividends                                                    $    198,333
   Interest                                                            3,269
                                                                ------------
TOTAL INCOME                                                         201,602
                                                                ------------
EXPENSES
   Investment advisory fees                                          404,634
   Administration fees                                                36,418
   Transfer agent fees
       Investment Class Shares                                        62,582
       Institutional Class Shares                                     10,655
   Distribution fees
       Investment Class Shares                                        92,558
   Accounting fees                                                    52,953
   Custodian fees                                                      8,006
   Professional fees                                                 200,527
   Registration fees                                                  37,398
   Trustees' fees and expenses                                        28,204
   Compliance services fees                                           33,517
   Treasurer services fees                                            13,413
   Miscellaneous fees                                                 52,721
                                                                ------------
TOTAL EXPENSES                                                     1,033,586
   Fees waived and expenses reimbursed                              (253,150)
                                                                ------------
NET EXPENSES                                                         780,436
                                                                ------------
NET INVESTMENT INCOME (LOSS)                                        (578,834)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                         7,806,603
   Net increase from payments by affiliates and net
     gains (losses) realized on the disposal of
     investments in violation of restrictions                              0
   Net change in unrealized appreciation (depreciation)
     of investments                                              (11,097,456)
                                                                ------------
   Net realized and unrealized gain (loss) on investments         (3,290,853)
                                                                ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $ (3,869,687)
                                                                ============

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year Ended    Year Ended
                                                    December 31,  December 31,
                                                        2007          2006
                                                    ------------  ------------
OPERATIONS
   Net investment income (loss)                     $   (578,834) $   (909,268)
   Net realized gain (loss) on investments             7,806,603     9,758,029
   Net increase from payments by affiliates
     and net gains (losses) realized on the
     disposal of investments in violation of
     restrictions                                              0            --
   Net change in unrealized appreciation
     (depreciation) of investments                   (11,097,456)   (1,733,844)
                                                    ------------  ------------
   Increase (decrease) in net assets resulting
     from operations                                  (3,869,687)    7,114,917
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gains:
       Investment Class                               (6,967,854)  (11,290,626)
       Institutional Class                              (587,620)     (848,162)
                                                    ------------  ------------
   Return of capital:
       Investment Class                                 (581,225)           --
       Institutional Class                               (49,017)           --
                                                    ------------  ------------
   Total distributions to shareholders                (8,185,716)  (12,138,788)
                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares subscribed:
       Investment Class                                5,288,446    76,340,325
       Institutional Class                               101,241     1,251,221
   Reinvestment of distributions:
       Investment Class                                7,369,864    11,021,168
       Institutional Class                               630,855       754,704
   Redemption of shares:
       Investment Class                              (22,655,469)  (85,552,148)
       Institutional Class                            (1,120,793)  (10,783,631)
   Redemption fees:
       Investment Class                                      850            --
                                                    ------------  ------------
   Increase (Decrease) in net assets from
     capital share transactions (a)                  (10,385,006)   (6,968,361)
                                                    ------------  ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS       (22,440,409)  (11,992,232)
                                                    ------------  ------------

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

                                               Year Ended        Year Ended
                                            December 31, 2007 December 31, 2006
                                            ----------------- -----------------
NET ASSETS
   Beginning of period                          49,754,272        61,746,504
                                               -----------       -----------
   End of period (including
     accumulated net investment loss
     of $0, and $0, respectively)              $27,313,863       $49,754,272
                                               ===========       ===========
   (a) Transactions in capital stock
     were:
   Investment Class
       Shares sold                                 407,543         4,685,871
       Reinvestment of distributions               780,706           835,570
       Shares redeemed                          (1,776,996)       (5,606,838)
                                               -----------       -----------
   Increase (Decrease) in shares
     outstanding                                  (588,747)          (85,397)
                                               ===========       ===========
   Institutional Class
       Shares sold                                   8,759            75,280
       Reinvestment of distributions                63,022            54,848
       Shares redeemed                             (92,669)         (664,149)
                                               -----------       -----------
   Increase (Decrease) in shares
     outstanding                                   (20,888)         (534,021)
                                               ===========       ===========

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Investment Class                                          2007         2006
----------------                                      ------------ ------------
Net Asset Value, Beginning of Period                    $ 13.45      $ 14.26
                                                        -------      -------
Increase (decrease) from investment operations:
   Net investment loss (a)                                (0.19)       (0.21)
   Net realized and unrealized gains (losses) on
     investments                                          (1.27)        3.51
                                                        -------      -------
Net increase (decrease) from investment
  operations                                              (1.46)        3.30
                                                        -------      -------
Less distributions from:
   Net realized gains                                     (2.92)       (4.11)
   Return of capital                                      (0.24)          --
                                                        -------      -------
   Total distributions to shareholders                    (3.16)       (4.11)
                                                        -------      -------
Redemption Fees (a)                                         -- (b)        --
Net Asset Value, End of Period                          $  8.83      $ 13.45
                                                        =======      =======
Total Return (c)                                         (12.35)%      23.68%
Ratios/Supplemental Data
   Net assets, end of period (in 000s)                  $25,127      $46,187
   Ratio of expenses to average net assets:
       Before waivers and/or reimbursements                2.54%        2.13%
       After waivers and/or reimbursements                 1.95%        1.90%
   Ratio of net investment income (loss) to
     average net assets                                   (1.45)%      (1.35)%
Portfolio turnover rate                                   42.76%      131.30%
--------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS - (Continued)

   Year Ended        Year Ended        Year Ended
December 31, 2005 December 31, 2004 December 31, 2003
----------------- ----------------- -----------------
     $ 16.31           $ 13.80           $  9.76
     -------           -------           -------
       (0.23)            (0.19)            (0.13)
        0.91              2.70              4.17
     -------           -------           -------
        0.68              2.51              4.04
     -------           -------           -------
       (2.73)               --                --
          --                --                --
     -------           -------           -------
       (2.73)               --                --
     -------           -------           -------
     $ 14.26           $ 16.31           $ 13.80
     =======           =======           =======
        4.81%            18.12%            41.39%
     $50,171           $70,825           $67,983
        2.04%             1.89%             1.94%
        1.95%             1.86%             1.88%
       (1.47)%           (1.35)%           (1.26)%
       65.68%            90.58%            51.70%

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                   Year Ended   Year Ended
                                                  December 31, December 31,
Institutional Class                                   2007         2006
-------------------                               ------------ ------------
Net Asset Value, Beginning of Period                $ 14.03      $ 14.68
                                                    -------      -------
Increase (decrease) from investment
  operations:
   Net investment loss (a)                            (0.17)       (0.18)
   Net realized and unrealized gains
     (losses) on investments                          (1.33)        3.64
                                                    -------      -------
Net increase (decrease) from investment
  operations                                          (1.50)        3.46
                                                    -------      -------
Less distributions from:
   Net realized gains                                 (2.92)       (4.11)
   Return of capital                                  (0.24)          --
                                                    -------      -------
   Total distributions to shareholders                (3.16)       (4.11)
                                                    -------      -------
Net Asset Value, End of Period                      $  9.37      $ 14.03
                                                    =======      =======
Total Return (b)                                     (12.11)%      24.09%
Ratios/Supplemental Data
   Net assets, end of period (in 000s)              $ 2,187      $ 3,568
   Ratio of expenses to average net assets:
       Before waivers and/or reimbursements            2.68%        2.27%
       After waivers and/or reimbursements             1.70%        1.69%
   Ratio of net investment income (loss) to
     average net assets                               (1.20)%      (1.15)%
Portfolio turnover rate                               42.76%      131.30%

--------
(a)Calculated based on average shares outstanding during the period.

(b)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FINANCIAL HIGHLIGHTS - (Continued)

   Year Ended        Year Ended        Year Ended
December 31, 2005 December 31, 2004 December 31, 2003
----------------- ----------------- -----------------
     $ 16.63           $ 14.03           $  9.89
     -------           -------           -------
       (0.20)            (0.16)            (0.10)
        0.98              2.76              4.24
     -------           -------           -------
        0.78              2.60              4.14
     -------           -------           -------
       (2.73)               --                --
          --                --                --
     -------           -------           -------
       (2.73)               --                --
     -------           -------           -------
     $ 14.68           $ 16.63           $ 14.03
     =======           =======           =======
        5.31%            18.46%            41.86%
     $11,576           $15,193           $18,253
        1.81%             1.63%             1.61%
        1.70%             1.61%             1.55%
       (1.24)%           (1.10)%           (0.93)%
       65.68%            90.58%            51.70%

   The accompanying notes are an integral part of the financial statements.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Note 1 - Organization

Ironwood Isabelle Small Company Stock Fund (formerly known as ICM/Isabelle Small Cap Value Fund) (the "Fund") is a series of Ironwood Series Trust (formerly known as ICM Series Trust) (the "Trust"), which was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated
November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares, Investment Shares and Institutional Shares (collectively, the "Shares"), each of which has equal rights as to class and voting privileges. The Investment Shares have exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") and are subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 27, 1998 for the Institutional Shares). The investment objective of the Fund is to seek capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles").

   Security Valuation. Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange on each business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less will be valued at amortized cost.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)

   The Fund values securities at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the prices or values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

   Investment Income and Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is accrued and recorded on the ex-dividend date. Interest income and expenses are accrued daily.

   Federal Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is required.

   Income and Expenses. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

   Repurchase Agreements. The Fund may invest in repurchase agreements. The Fund will require the financial institution with which the Fund enters into a repurchase agreement to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. In the event of default, the Fund may have difficulties with the disposition of any securities held as collateral.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)

   Redemption Fees. A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

   Distributions to Shareholders. Distributions to shareholders from net investment income and net capital gain if any, are declared and paid at least annually. The amount of the distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund timing differences and differing characterizations of distributions made by the Fund.

   Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts for revenues and expenses during the reporting period. Actual results could differ from those estimates.

   New Accounting Pronouncements. In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)

   business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's Federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

   In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

Note 3 - Purchases and Sales of Securities

Purchases and sales of securities, other than short-term investments, aggregated $16,926,337 and $36,722,073, respectively, for the year ended December 31, 2007.

Note 4 - Advisory Fees, Servicing Fees, and Other Transactions with Related Parties

Investment Adviser - Ironwood Investment Management, LLC (formerly known as Ironwood Capital Management, LLC) ("Ironwood") serves as the investment adviser for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, Ironwood receives an investment advisory fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant to the terms of the Agreement, Ironwood is obligated for as long as the Agreement remains in effect, to limit total annual Fund operating expenses to 1.95% of the average daily net assets annually for the Investment Shares and 1.70% of

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)

the average daily net assets annually for the Institutional Shares, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the year ended December 31, 2007, advisory fees of $249,972 were waived by Ironwood.

Distributor - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor). The Distributor is not affiliated with the Adviser or Citi Fund Services, LLC, ("Citi"), or its affiliated companies.

The Fund has adopted a 12b-1 Plan with the respect to the Investment Shares in accordance with Rule 12-1 of the 1940 Act. Under the 12b-1 Plan, the Fund compensates the Distributor, at a rate of up to 0.25% of average daily net assets of the Investment Shares for distribution expenses borne or paid to others, by the Distributor.

Other Service Providers - Citi provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citi are also Officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer, an Anti-Money Laundering Officer and certain other compliance support services to the Fund ("Compliance Services"). Prior to February 22, 2007, Compliance Services were provided by the Distributor. Commencing June 12, 2007, Foreside Management Services, LLC ("FMS"), another affiliate of the Distributor, has provided a Principal Financial Officer/Treasurer to the Fund. Neither FCS nor FCM has a role in determining the investment policies or which securities are to be purchased or sold by the Fund.

In addition, the Fund enters into separate service and operating agreements with financial intermediaries whereby the intermediaries make shares of the Fund available and provide account level services to their clients in exchange for a servicing fee. A portion of the fees paid to the intermediaries are included in transfer agent fees on the Statement of Operations. For the year ended December 31, 2007, Bank of New York Securities ("BONY Securities") reimbursement accruals of $2,898 were received by the Fund due to the Fund's direction of portfolio transactions to BONY Securities during the period.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)

The custodian, Fifth Third Bank (the "Custodian"), has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the year ended December 31, 2007, the Fund was reimbursed expenses of $280 by the Custodian.

No Trustee, officer or employee of Ironwood, FCS, FMS or Citi, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. Disinterested trustees received $28,694 in compensation from the Trust during the year ended December 31, 2007.

Note 5 - Line of Credit

The Fund has entered into a line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. The agreement provides that the Fund may borrow up to $5,000,000. The aggregate outstanding principal amount of all loans may not exceed $5,000,000. Interest is charged to the Fund, based on its borrowings, at a rate equal to the rate of interest on overnight facilities which the Custodian is offering to other borrowers and potential borrowers of comparable financial condition on the business day that a loan is made pursuant to the agreement.

During the year ended December 31, 2007, the Fund accrued $2,961 of interest expense from borrowings under the line of credit. As of December 31, 2007, the Fund had loans outstanding of $31,383 under the line of credit and the interest rate was 5.51%. During the year ended December 31, 2007 the average borrowing was $316,759 and the average interest rate was 6.75%.

Note 6 - Payments by Affiliate

For the year ended December 31, 2007, Ironwood reimbursed the Fund $7,972 for the realized loss on an investment that did not meet the investment guidelines of the Fund. The realized loss on this investment was $7,972. The reimbursement and realized loss are netted and the net amount is reflected on the Statement of Operations and on the Statement of Changes in Net Assets. The reimbursement had no effect on the total return of the Fund.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)

Note 7 - Other Information

On December 31, 2007, two shareholders held approximately 43% of the outstanding shares of the Fund's Investment Shares. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders. As of the same date, four shareholders held approximately 90% of the outstanding shares of the Fund's Institutional Shares. Three of these shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

Note 8 - Federal Income Tax and Investment Transactions

As of December 31, 2007, distributable earnings on a tax basis were as follows:

Unrealized Appreciation (Depreciation)                               $2,621,490
Capital and Other Losses                                               (49,419)
                                                                    -----------
                                                                    $ 2,572,071
                                                                    ===========

                                                            2007       2006
                                                         ---------- -----------
Ordinary Income                                          $1,065,281 $   396,930
Return of Capital                                           630,242          --
Long-Term Capital Gain                                    6,490,193  11,741,585
                                                         ---------- -----------
Total                                                    $8,185,716 $12,138,515
                                                         ========== ===========

For tax purposes, the Fund has a current year deferred post-October loss of $49,419. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

For the fiscal year ended December 31, 2007, the Fund reclassified $578,834 to increase net investment income (loss), $630,242 to decrease accumulated net realized loss on investments and $1,209,076 to decrease paid-in-capital. The reclassification has no impact on the net asset value of the Fund and is primarily due to net operating losses and distributions in excess of earnings and profits.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 - (Continued)


Note 9 - Subsequent Event

On February 15, 2008, certain Managing Directors of Ironwood entered into an agreement with Ironwood's corporate parent and sole owner, MB Investment Partners & Associates, LLC ("MBA"), for the purchase of a majority interest in Ironwood from MBA (the "Transaction"). It is anticipated that the Transaction will close on or about May 14, 2008. Following the closing of the Transaction, these directors will own approximately 61.8% of Ironwood. MBA will retain approximately 38.2% of the ownership interests of Ironwood.

Ironwood Isabelle Small Company Stock Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Ironwood Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Ironwood Isabelle Small Company Stock Fund, a series of the Ironwood Series Trust (the "Fund"), as of December 31, 2007, and the related statement of operations for the year then ended, these statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. The financial highlights for the two years ended
December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 17, 2005 expressed an unqualified opinion on those statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ironwood Isabelle Small Company Stock Fund as of December 31, 2007, the results of its operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP
Boston, Massachusetts
February 22, 2008

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 - (Unaudited)

Investment Advisory Contract Approval

The Investment Advisory Agreement (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund, was approved by the Fund's shareholders at a special meeting held on April 18, 2006 and by the Board at its October 17, 2005 meeting for an initial term of two years. The basis of the Board's approval of the Advisory Agreement is set forth in the Fund's Annual Report dated December 31, 2005.

The Board will be considering re-approval of the Advisory Agreement prior to the conclusion of the current term on April 18, 2008.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 472-6114 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2007 is available, without charge and upon request, by calling (800) 472-6114, on the Fund's website www.ironwoodfunds.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov. or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses

As a shareholder of the Fund you incur two types of costs: (1) transactional costs (i.e. redemption fees) and (2) ongoing costs, including management fees, distribution fees with respect to Investment Shares and other Fund expenses. This example is intended to help you understand these ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 - (Unaudited), (Continued)


The following example is based on $1,000 invested at the beginning of the year and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 - (Unaudited), (Continued)

                                      Beginning        Ending        Expenses
                                    Account Value   Account Value   Paid During
                                    July 1, 2007  December 31, 2007   Period*
                                    ------------- ----------------- -----------
Investment Shares
Actual Return                         $1,000.00       $  804.72        $8.87
Hypothetical Return                   $1,000.00       $1,015.38        $9.91

Institutional Shares
Actual Return                         $1,000.00       $  805.97        $7.74
Hypothetical Return                   $1,000.00       $1,016.64        $8.64
--------
* Expenses are equal to the Fund's annualized expense ratios of 1.95% and 1.70% for Investment Shares and Institutional Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for Federal income tax purposes. The Fund designates 14.55% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 14.34% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Capital Gain Dividends - The Fund paid long-term capital gain dividends of $6,490,193 for the tax year ended December 31, 2007.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FUND TRUSTEE AND OFFICERS
DECEMBER 31, 2007 - (Unaudited)

                                       LENGTH             PRINCIPAL
NAME, ADDRESS AND      POSITION(S)     OF TIME            OCCUPATION(S) DURING
YEAR OF BIRTH          WITH THE TRUST  SERVED/(1)/        THE PAST FIVE YEARS
-----------------      --------------  -----------------  --------------------
INTERESTED TRUSTEES

WARREN J.              Trustee,        March 1998 to      Chief Investment
ISABELLE, CFA/(2)/     President and   Present            Officer, Ironwood
Ironwood Investment    Chairman of                        Investment
Management, LLC        the Board,                         Management, LLC,
21 Custom House Street Valuation                          August 1997 to
Suite 240              Committee                          present. Managing
Boston, MA 02110       (member)                           Member, Ironwood
Born: 1952                                                Investment
                                                          Management, LLC,
                                                          August 1997 to
                                                          January 2006.

INDEPENDENT TRUSTEES

DONALD A.              Trustee, Audit  March 1998 to      Associate
NELSON, CPA            Committee,      Present            Professor,
c/o Ironwood Series    Nominating                         Department of
Trust                  Committee,                         Accounting and
P.O. Box 182218        Valuation                          Finance, Merrimack
Columbus, OH           Committee and                      College, 1975 to
43218-2218             Qualified                          present; Certified
Born: 1946             Legal                              Public Accountant,
                       Compliance                         1972 to present.
                       Committee
                       (member)

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FUND TRUSTEE AND OFFICERS
DECEMBER 31, 2007 - (Unaudited), (Continued)

                                          LENGTH           PRINCIPAL
NAME, ADDRESS AND    POSITION(S)          OF TIME          OCCUPATION(S) DURING
YEAR OF BIRTH        WITH THE TRUST       SERVED/(1)/      THE PAST FIVE YEARS
-----------------    -------------------  ---------------  --------------------

JOHN A. FIFFY        Trustee, Audit       March 1998 to    Acquisition
c/o Ironwood Series  Committee,           Present          Consultant, Hewlett
Trust                Nominating                            Packard Co. (a
P.O. Box 182218      Committee,                            computer hardware
Columbus, OH         Valuation Committee                   company), 1993 to
43218-2218           and Qualified Legal                   present.
Born: 1950           Compliance
                     Committee (member)

THOMAS R.            Trustee, Audit       May 2003 to      President & CEO,
VENABLES             Committee,           Present          Benjamin Franklin
c/o Ironwood Series  Nominating                            Bancorp (Nasdaq:
Trust                Committee,                            BFBC), 2002 to
P.O. Box 182218      Valuation Committee                   present; President
Columbus, OH         and Qualified Legal                   & CEO, Benjamin
43218-2218           Compliance                            Franklin Bank, 2002
Born: 1955           Committee (member)                    to present.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
FUND TRUSTEE AND OFFICERS
DECEMBER 31, 2007 - (Unaudited), (Continued)

                                          Length           Principal
Name, Address and    Position(s)          of Time          Occupation(s) During
Year of Birth        with the Trust       Served/(1)/      the Past Five Years
-----------------    -------------------  ---------------  --------------------
Officers

CHARLES J. DALY,     Vice President,      June 2007 to     Chief Compliance
ESQ.                 Secretary            Present          Officer, Counsel,
Ironwood Investment                                        Ironwood Investment
Management, LLC                                            Management, LLC
21 Custom House                                            since 2006; Senior
Street                                                     Counsel, BISYS Fund
Suite 240                                                  Services, Inc.
Boston, MA 02110                                           2003-2006;
Born: 1971                                                 Associate, Goodwin
                                                           Proctor, LP,
                                                           2001-2003.

TRUDANCE L.C.        Treasurer;           June 2007 to     Director, Foreside
BAKKE                Principal Financial  Present          Management Service,
Two Portland Square  Officer                               LLC since 2006;
Portland, ME 04101                                         Product Manager,
Born: 1971                                                 Citigroup
                                                           2003-2006; Senior
                                                           Manager of
                                                           Corporate Finance,
                                                           Forum 1999 - 2003.
                                                           Ms. Bakke serves as
                                                           an officer to other
                                                           unaffiliated mutual
                                                           funds or closed-end
                                                           funds for which the
                                                           Distributor or its
                                                           affiliates, act as
                                                           distributor or
                                                           provider of other
                                                           services.
--------
(1) Term of service is indefinite.

(2) Mr. Isabelle owns a controlling interest in MB Investment Partners & Associates, LLC, the parent company of Ironwood Investment Management, LLC ("Ironwood" or the "Adviser") and is the portfolio manager of the Fund.

Each Trustee oversees the Fund, which is the only portfolio within the complex. No Trustee holds other directorships or trusteeships. The Statement of Additional Information ("SAI") contains additional information about the Fund's Trustees. The SAI is available for free, by contacting the Fund at
(800) 472-6114.

                      IRONWOOD INVESTMENT MANAGEMENT, LLC
                              AND IRONWOOD FUNDS

                               The Ironwood Tree
 is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall.
            Once given the opportunity, the Ironwood grows quickly
      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                     Ironwood Investment Management, LLC,
         the investment manager of the Ironwood Isabelle Small Company
      Stock Fund, is an independently managed investment management firm specializing in investing in small company stocks.

                             Ironwood Series Trust
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                                1-800-472-6114

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

For account information, current performance and prices, call 1-800-472-6114 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), Monday through Friday.

                                  138-AR-1207

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Ironwood Series Trust (the "Registrant") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Donald A. Nelson has been approved as the "Audit Committee financial expert." The Board of Trustees of the Registrant has determined that he is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a)Audit Fees--The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,125 in 2006 and $27,000 in 2007.

    (b)Audit-Related Fees--The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
       (a) of this Item 4 were $0 in 2006 and $0 in 2007.

    (c)Tax Fees--The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $2,800 in 2006 and $2,940 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

    (d)Other Fees--There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, other than the services reported above.

    (e)(1) Pursuant to the Registrant's Audit Committee Charter (the "Charter"), before an auditor is engaged by the Registrant to render audit services, the Audit Committee must review and approve the engagement. In addition, the Registrant's Audit Committee must review and approve in advance any proposal that the Registrant employ its auditor to render "permissible non-audit services" (as defined in the Charter consistent with Rule 2-01(c)(4) of Regulation S-X), except as described below. The Committee must also review and approve in advance any proposal (except as set forth below) that the investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant (an "Adviser-affiliated service provider"), employ the Registrant's auditor to render non-audit services, if the engagement would relate directly to the operations and financial reporting of the Registrant. As a part of its review, the Committee must consider whether the provision of such services is consistent with the auditor's independence. Pre-approval by the Committee of non-audit services is not required if: (1) (A) with respect to the Registrant, the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes no more than 5% of the total amount of revenues paid to the auditor by the Registrant during the fiscal year in which the services are provided or (B) with respect to the adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Registrant, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below). The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Registrant, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to Registrant's fund administrator, who will ensure that the appropriate disclosure is made in the Registrant's periodic reports and other documents as required under the federal securities laws.

    (e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)Not applicable as less than 50%.

    (g)The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $2,800 in 2006 and $2,940 in 2007. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

    (h)The Registrant's Audit Committee has considered whether the provision of any non-audit services rendered to the investment adviser, to the extent applicable, that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

    (a)The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

    (b)There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1 Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant      Ironwood Series Trust


By      /S/  WARREN J. ISABELLE
    ---------------------------------
     WARREN J. ISABELLE, PRESIDENT

Date        2/28/2008
    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /S/  WARREN J. ISABELLE
    -----------------------------------
      WARREN J. ISABELLE, PRESIDENT

Date        2/28/2008
    ---------------------------


By       /S/  TRUDANCE L.C. BAKKE
    -----------------------------------
      TRUDANCE L.C. BAKKE, TREASURER


Date        2/28/2008
    ---------------------------